EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement (this "AMENDMENT") is entered into as of the 1st day of November, 2006, by and between Web.com, Inc., a Minnesota corporation (the "COMPANY") and Gonzalo Troncoso ("EXECUTIVE").

                                    RECITALS

         A. Company and Executive are parties to that certain Employment Agreement dated as of June 20, 2005 (the "AGREEMENT").

         B. Company and Executive desire to amend the provisions of the Agreement on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as set forth below.

         1. AMENDMENT TO EXHIBIT 1 - BASE SALARY. The "Base Salary" section of Exhibit 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Base Salary:  $225,000, commencing November 1, 2006."

         2. AMENDMENT TO SECTION 1. Section 1 of the Agreement is hereby amended to add the following sentence at the end of such section:

                  "In addition to any other benefits provided by the Company, Executive shall also be entitled to receive those additional benefits as set forth on EXHIBIT 1."

         3. EXHIBIT 1 - BENEFITS. Exhibit 1 of the Agreement is hereby amended to add a subsection entitled "Benefits" to read as follows:

                  "Benefits: Commencing January 1, 2007, the Company shall pay the monthly premiums in an amount up to $8000 per year on Executive's behalf for additional benefit coverage via an "exec-u-care" or similar policy."

         4. REMAINING TERMS RATIFIED. Except as expressly amended or modified herein, all terms and conditions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall govern.

         5. CHOICE OF LAW. The validity, interpretation, construction and performance of this Amendment shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws.


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         6.       COUNTERPARTS.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS.]


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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first set forth above.

Company:                                  Employee:

WEB.COM, INC.



By:                                       /s/ Gonzalo Troncoso
     -----------------------------        --------------------------------------
     Title:_______________________        Gonzalo Troncoso


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